Exhibit 99.10


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                              ---------------------

In re                                               )
CARDIAC CONTROL SYSTEMS, INC.                       )    Case No.: 99-06852-3P1
                           Debtor.                  )
                                                    )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                       JUNE 1, 2000 THROUGH JUNE 30, 2000
                       ----------------------------------

     Debtor, Cardiac Control Systems, Inc. gives notice of the filing of the attached monthly financial reports for the period June 1, 2000 through June 30, 2000.


                                     STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                       -----------------------------------------
                                               Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for May, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 13 day of July, 2000.


                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                Attorney

                            UNITED STATES BANKRUPTCY
                        MIDDLE DISTRICT OF FLORIDA COURT
                              JACKSONVILLE DIVISION

                                                        CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                           JUDGE GEORGE L. PROCTOR

DEBTOR                                                  CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                       FROM JUNE 1, 2000 TO JUNE 30, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                       ----------------------------------
                                       Stutsman & Thames PA
                                       Attorney for Debtor

Debtor's Address                       Attorney's Address
                                       and Phone Number

PO Box 353339,                         121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339               Jacksonville FL  32202
904-445-5476                           904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

      Name of Debtor: Cardiac Control Systems, Inc Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

Date of Petition  September 3, 1999

                                                                            CURRENT                    CUMULATIVE
                                                                            -------                    ----------
                                                                             MONTH                  PETITION TO DATE
                                                                             -----                  ----------------
1.      CASH AT BEGINNING OF PERIOD                                                 $60,160.23                $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS

            A.  Cash Sales (List attached)                                                                  $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                                              $7,405.05
            C.  Collection on Prepetition A/R                                                              $84,451.11
            D.  Other Receipts (List attached)                                           $5.89            $113,980.60
                                                                 -----------------------------------------------------

3.      TOTAL RECEIPTS                                                                                    $213,304.76
                                                                                         $5.89

                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                         $60,166.12            $214,268.32
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------
5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                   $1,500.00
            B.  Net Payroll                                                                                $23,528.70
            C.  Payroll Taxes Paid                                                                             $20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                                                 $3,637.36
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                   $2,943.36
            I.  Utilities                                                              $737.51              $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                               $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance                                                                     $5,519.57
            S.  Payments to Secured Creditors                                                              $92,491.11
            T.  Other Operating Expenses (List Attached)                             $9,642.39             $24,906.02
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                                    $10,379.90            $164,482.10
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $49,786.22             $49,786.22
                                                                 =====================================================

         I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This eleventh day of July, 2000
                                                        /s/ W. Alan Walton
                                                        ------------------
                                                        W. Alan Walton

                  Reconciliation
                  --------------
                  Petty Cash Balance
                  Bank of America DIP A/C Balance                   $49,786.22
                                                               ---------------
                  Ending Cash Balance Line 7.                       $49,786.22
                                                               ===============


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000


         A.  Cash Sales                                                ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                                  Bank of             TOTAL
                                                                                                  -------             -----
         Date                   Payor                  Reason                 Petty Cash        America DIP
         ----                   -----                  ------                 ----------        -----------

                                                                                               ---------------------------------
                                                                                               ---------------------------------


         B.  Collection on Postpetition A/R                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                Coast

         Date                   Payor                                         Business            Bank of             TOTAL
         ----                   ------                                        ---------           -------             -----
                                                                                Credit          America DIP
                                                                                ------          -----------

                                                                             ---------------------------------------------------
                                                                             ---------------------------------------------------
         -----------------------------------------------------------------------------------------------------------------------
         C.  Collection on Prepetition A/R

                                                                                Coast
                                                                                -----
         Date                   Payor                                         Business            Bank of             TOTAL
         ----                   -----                                         ---------           -------             -----
                                                                                Credit          America DIP
                                                                                ------          -----------

                                                                             ---------------------------------------------------



                                                                             ---------------------------------------------------
                                                                             ---------------------------------------------------
                                                                             ---------------------------------------------------
         -----------------------------------------------------------------------------------------------------------------------
         D.  Other Receipts                                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------

                                                                                                  Bank of             TOTAL
                                                                                                  -------             -----
         Date                   Payor              Reason                     Petty Cash        America DIP
         ----                   -----              ------                     ----------        -----------

         6/22/00          Florida Power &          Revenue Rebate                                       $5.89
                          Light Company


                                                                             ------------- --- --------------- -- --------------
                                                                                                        $5.89

                                                                             ------------- --- --------------- -- --------------
                                                                             ------------- --- --------------- -- --------------

         E.  Transfers Between Accounts                                ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                       ------------------------------------
                                                                                                  Bank of             TOTAL
                                                                                                  -------             -----
         Date                                                                 Petty Cash        America DIP
         ----                                                                 ----------        -----------

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

              Date                   Payee                                   Purpose                            Payment
              ----                   -----                                   -------                            -------
      Bank of America
      ---------------

           27-Jun-00        Exter Polak & Charlouis      Wire Transfer to Exter Polak & Charlouis               $1,843.93
                                                         Patent Fees - Europe Pat. No. 0350282

           28-Jun-00        Exter Polak & Charlouis      Wire transfer fees to Exter Polak & Charlouis            $380.75
                                                         Patent Fees - Europe Pat. No. 0350282

           27-Jun-00        Miles & Stockbridge          European Patent Fees
                                                         EPO Patent Application 97 300 841.0                    $2,200.00
                                                         US Patent 5,127,403

           28-Jun-00        Miles & Stockbridge          US Patent Fees                                            $2,700
                                                         US Patent 5,127,403

           28-Jun-00        Beck & Tysver                Intellectual Property Protection re Shaped             $2,376.75
                                                         Defilbrillator Lead

           30-Jun-00        Eichhorn & Eichhorn          Post-Petition legal work re Point Medical                $110.45
                                                         Corporation

           28-Jun-00        Bank of America              Bank Charge on Wire Transfers                             $30.00

           30-Jun-00        Bank of America              Service Charge                                             $0.51

                                                                                                           ---------------
                                                                                                                $9,642.39

                                                                                                           ===============
                          5. R. Repairs and Maintenance

      Bank of America
      ---------------

                                                                                                           ---------------
                                                                                                                    $0.00

                                                                                                           ===============

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

                Date            Payor/Payee                       Purpose                     Payment        Balance
                ----            -----------                       -------                     -------        -------

           1-May-00                                   Balance Brought Forward                                    $0.00

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000


        ACCOUNTS RECEIVABLE AT PETITION DATE                                                             $225,115.40
                                                                                              =======================
        ACCOUNTS RECEIVABLE RECONCILIATION
           (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                          Beginning of Month Balance                                                     $133,486.29
                 PLUS:  Current Month New Billings                                                             $0.00
                 LESS:  Collections During Month                                                               $0.00
                                                                                              -----------------------

                          End of Month Balance                                                           $133,486.29
                                                                                              =======================


        AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
              0-30 Days               31-60 Days              61-90 Days         Over 90              Total
                                                                                   Days

                $0.00                                                                                          $0.00
        -------------------------------------------------------------------------------------------------------------
                               Billings this month

                Date                     Name                                                          Amount
                                                                                              -----------------------
        Monthly Total                                                                                          $0.00
                                                                                              =======================

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

     Date           Days                                                                                   Detailed    Amount
     ----           ----                                                                                   --------    ------
    Incurred     Outstanding               Vendor                               Description                 Amount
    --------     -----------               ------                               -----------                 ------

   23-Nov-99         221       Cobb, Cole & Bell                   Post-petition Legal work                   $656.25      $656.25






                                                                                                          ------------ ------------
                                                                                                              $656.25      $656.25
                                                                                                          ============ ============

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000


                                INVENTORY REPORT
                                ----------------

          INVENTORY BALANCE AT PETITION DATE                                                                   $8,000.00
                                                                                                       ==================
          INVENTORY RECONCILIATION:

                   Inventory Purchased During Month                                                                $0.00
                   Inventory Balance at Beginning of Month                                                     $3,400.00
                   Inventory Used or Sold                                                                      $2,600.00
                                                                                                       ------------------
                   Inventory Balance on Hand at End of Month                                                     $800.00
                                                                                                       ==================

          METHOD OF COSTING INVENTORY

                   Estimated realizable value for finished products, nil value for raw materials etc.

                               FIXED ASSET REPORT
                               ------------------

          FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                  $2,010,000.00
                                                                                                       ==================

          (Includes Property, Plant and Equipment)


         ------------------------------------------------------------------------------- ------------ ------------------

          FIXED ASSETS RECONCILIATION:

          Fixed Asset Book Value at beginning of Month                                                     $2,000,000.00
                   LESS:  Depreciation Expense                                                                     $0.00
                   LESS:  Disposals                                                                                $0.00
                   PLUS:  New Purchases                                                                            $0.00
                                                                                                       ------------------
          Ending Monthly Balance                                                                           $2,000,000.00
                                                                                                       ==================


      BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                REPORTING PERIOD:

                                                                                                           Estimated
                                                                                           Proceeds     Disposal Value
                                                                                                       ------------------
                                                                                                                   $0.00
                                                                                                       ==================

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                             BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                        Beginning Balance                                            $60,160.23
                        Total of Deposits Made                                            $5.89
                        Total Amounts of Checks Written                               $8,124.71

         27-Jun-00      Wire Transfer to Exter Polak & Charlouis                      $1,843.93
                        Patent Fees - Europe Pat. No. 0350282
         28-Jun-00      Wire Transfer to Exter Polak & Charlouis                        $380.75
                        Patent Fees - Europe Pat. No. 0350282

         38-Jun-00      Bank Charge on Wire Transfers                                    $30.00

         30-Jun-00      Service Charge                                                    $0.51
                                                                         -----------------------
                        Closing Balance                                              $49,786.22
                                                                         =======================
                        Number of Last Check Written This Period                           1053
                        Number of First Check Written This Period                          1049
                        Total Number of Checks Written This Period                            5


                               INVESTMENT ACCOUNTS
                               -------------------


                             Type of Negotiable
                             ------------------
                                Instrument                       Face Value
                                ----------                       ----------

                                 NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                          PURPOSE OF ACCOUNT: Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

         Date           Check     Payee                          Purpose                                        Amount
         ----           -----     -----                          -------                                        ------
                        Number
                        ------

         27-Jun-00      1049      Miles & Stockbridge            European Patent Fees                                 $2,200.00
                                                                 EPO Patent Application 97-300  841.0
                                                                 US Patent 5,127,403

         27-Jun-00      1050      Florida Power & Light Co.      Electricity 5/10/00 - 6/9/00                           $737.51

         28-Jun-00      1051      Miles & Stockbridge            US Patent Fees                                       $2,700.00
                                                                 US Patent 5,127,403

         28-Jun-00      1052      Beck & Tysver                  Intellectual Property Protection re Shaped           $2,376.75
                                                                 Defibrillator Lead

         30-Jun-00      1053      Eichhorn & Eichhorn            Post-petition legal work re Point Medical              $110.45
                                                                 Corporation
                                                                                                                ----------------
                                                                                                                      $8,124.71
                                                                                                                ================

                                                   ATTACHMENT 6
                                                   ------------

                                                MONTHLY TAX REPORT
                                                ------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

                           TAXES PAID DURING THE MONTH
                           ---------------------------

 Report all post-petition taxes paid directly or deposited into the tax account

          Date              Payee                Description          Amount
          ----              -----                -----------          ------

--------------------------------------------------------------------------------
                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

                            Name of Taxing
                            --------------
                             Authority             Date Payment Due                   Description                   Amount
                             ---------             ----------------                   -----------                   ------

              Suzette Pellicer, Flagler                 May               1999 Tangible Personal Property Tax        $5,062.42
              County Tax Collector

              Suzette Pellicer, Flagler                 May               1999 Real Estate Property Tax             $21,949.22
              County Tax Collection

                                   Tax due if paid by March $21,307.54; April $21,946.77; May $21,949.22

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE
                   -------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2000 and ending June 30, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                 Title                                          Amount Paid
------------------------                 -----                                          -----------

W. Alan Walton                      Vice President and COO

----------------------------------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                                        Full Time              Part Time
                                                                        ---------              ---------

  Number of Employees at beginning of period                                0                      1
  Number hired during the period                                            0                      0
  Number terminated or resigned during period                               0                      0

----------------------------------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life

                                                                 Agent            Expiration                 Date
                                                                 -----            ----------                 ----
             Carrier                                             and                 Date                Premium Due
             -------                                             ---                 ----                -----------
                                                                 Phone
                                                                 -----
                                                                Number
                                                                ------

     THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.

 The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder,

                         Finova Mezzanine Capital, Inc.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

         The following significant events occurred during the reporting period June 1, 2000 through June 30, 2000.

1. Negotiations to sell the corporate shell of Cardiac control Systems, Inc. to Hawaii Air Ambulance, Inc. were suspended. The Financial Brokerage firm approved by the Court, Kersey, Forster, Scillia and Brooke have identified an alternative purchaser of the shell of Cardiac Control Systems, Inc. and negotiations with that potential purchaser have commenced.

2. The closing of the sale of the real property at 3 Commerce Boulevard, Palm, Coast, Florida was scheduled for July 7. (The sale was actually completed on July 10, 2000)

3. Continued negotiations for the sale of Intellectual Property.

4. Payments totaling $9,501.43 were made in respect of patent renewal fees in USA and Europe to protect intellectual property rights.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before__________
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